SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
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        Date of Report (date of earliest event reported): March 21, 1996


                      Dr Pepper/Cadbury North America, Inc.

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             (Exact name of registrant as specified in its charter)



Delaware                                1-10064                   75-2233365
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)


P.O. Box 65086, Dallas, Texas                                         75265-5086
8144 Walnut Hill Lane, Dallas, Texas                                  75231-4372
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:  (214) 360-7000
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Item 5.  Other Events

(1) In a letter dated March 21, 1996 (the "No-Action Letter"), the Division of Corporation Finance of the Securities and Exchange Commission stated that it would not raise any objection if Dr Pepper/Cadbury North America, Inc. ("Dr Pepper") does not comply, as a separate registrant, with the periodic reporting requirements of Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In accordance with the No-Action Letter, Cadbury Schweppes plc ("Cadbury"), the ultimate parent company of Dr Pepper, has, pursuant to a guarantee dated as of March 21, 1996 (the "Guarantee"), fully and unconditionally guaranteed Dr Pepper's 11 1/2% Senior Subordinated Discount Notes due 2002. In addition, in accordance with the No-Action Letter, Cadbury will include as a footnote in its periodic reports filed in accordance with the Exchange Act summarized financial information of Dr Pepper, as specified in Rule 1-02 (bb)(1) of Regulation S-X. The summarized financial information of Dr Pepper will be as of the same dates and for the same periods as the consolidated financial statements of Cadbury.

     A copy of the No-Action Letter is attached as an exhibit hereto and is incorporated by reference herein.

     A copy of the Guarantee is attached as an exhibit hereto and is incorporated by reference herein.


Item 7.  Financial Statements and Exhibits
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         Exhibit Number   Description
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         99.1             Letter dated March 21, 1996, of the Division of
                          Corporation Finance of the Securities and Exchange Commission.

         99.2 Guarantee, dated as of March 21, 1996, made by Cadbury Schweppes plc in favor of the holders of the 11 1/2% Senior Subordinated Discount Notes Due 2002 of Dr Pepper/Seven-Up Companies, Inc.


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Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Dr Pepper/Cadbury North America, Inc.
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                                                    (Registrant)


      March 28, 1996                   By: /s/ Nelson A. Bangs
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         (Date)                                     (Signature)
                                           Name:  Nelson A. Bangs
                                           Title: Senior Vice President


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                                  EXHIBIT INDEX


         Exhibit Number   Description                                      Page
         --------------   -----------                                      ----

         99.1 Letter dated March 21, 1996, of the Division of Corporation Finance of the Securities and Exchange Commission.

         99.2 Guarantee, dated as of March 21, 1996, made by Cadbury Schweppes plc in favor of the holders of the 11 1/2% Senior Subordinated Discount Notes Due 2002 of Dr Pepper/Seven-Up Companies, Inc.